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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2002



                                 METROCALL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                      Delaware                  0-21924                     54-1215634
                      --------                  -------                     ----------
        (State or other jurisdiction                                     (I.R.S. Employer
             of incorporation )         (Commission File Number)        Identification No.)

       6677 Richmond Highway, Alexandria, Virginia                             22306
       -------------------------------------------                             -----
        (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (703) 660-6677


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Item 3.   Bankruptcy or Receivership.

        On June 3, 2002, Metrocall, Inc. and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Ronald S. Barliant.

        Metrocall and its subsidiaries will remain in possession of their assets and properties and continue to operate and manage their businesses and properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Code, subject to the provisions of the Code and the supervision of the Bankruptcy Court.

        Metrocall issued a press release announcing the Chapter 11 filing, a copy of which is attached as Exhibit 99.1 and is hereby incorporated by reference in response to this item.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c)     Exhibits.
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
Exhibit No.           Description
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
99.1                  Metrocall, Inc. press release dated June 3, 2002.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    METROCALL, INC.

                                    By: /s/ Vincent D. Kelly
                                           ------------------------
                                    Name:  Vincent D. Kelly
                                    Title: Executive Vice President,
                                    Chief Operating Officer, Chief
                                    Financial Officer and Treasurer

Dated: June 6, 2002